SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

     [X] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [ ]  Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       BIKINI TEAM INTERNATIONAL, INC.

               (Name of Registrant as Specified in its Charter)

                                 N/A
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

          (1) Title of each class of securities to which transaction applies: N/A

          (2)   Aggregate number of securities to which transaction applies:
N/A

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined: N/A

          (4)   Proposed maximum aggregate value of transaction:  N/A

          (5)   Total fee paid:  $0.

     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)   Amount Previously Paid:  $0.

          (2)   Form, Schedule or Registration Statement No.:  N/A

          (3)   Filing Party:  N/A

          (4)   Date Filed:  N/A

Contact Persons: Leonard W. Burningham, Esq.
                 Branden T. Burningham, Esq.
                 Suite 205, 455 East 500 South Street
                 Salt Lake City, Utah 84111
                 Tel: 801-363-7411; Fax: 801-355-7126

                       BIKINI TEAM INTERNATIONAL, INC.
                             89 Loan Hollow Cove
                              Sandy, Utah 84092
                          Telephone: (801) 572-4125


                                PROXY STATEMENT

                                 INTRODUCTION

     This Proxy Statement is being furnished to our stockholders in connection with the solicitation of proxies by our Board of Directors ("Bikini Team International, Inc.," a Utah corporation [the "Company," "Bikini", "we", "our" or "us" or words or similar import]) regarding an amendment to our Articles of Incorporation to be voted upon at a special meeting of our stockholders (the "Meeting"). The Meeting is to be held at 2825 East Cottonwood Parkway, Suite 500, on May 17, 2004, at 11:00 o'clock a.m., Local Time. The accompanying Notice of Special Meeting of Stockholders, this Proxy Statement and the enclosed Form of Proxy are first being mailed to stockholders on or about May 7, 2004.

     Our Board of Directors has unanimously resolved to present to our stockholders for their consideration and vote at the Meeting an amendment to our Articles of Incorporation that will allow our Board of Directors to change the name of our Company without stockholder approval.

     The present members of our Board of Directors own approximately 75% of our outstanding voting securities. All of such shares will be represented at the Meeting in person or by proxy, which will result in a quorum of stockholders at the Meeting for all purposes under the Utah Revised Business Corporation Act ("Utah Law"); and each of these persons has agreed to vote their respective shares with the majority of the votes cast at the Meeting made by the remaining stockholders, for or against the proposed amendment. Since the vote of persons owning a majority of our outstanding voting securities is required to adopt the proposed amendment, the affirmative vote of the majority of the 200,000 shares of our common stock not owned by members of our management will be sufficient to adopt the proposed amendment; and conversely, the negative vote of the majority of the 200,000 shares of our common stock not owned by members of our management with respect to adopting the proposed amendment will be sufficient to defeat its adoption.
Accordingly, your Proxy is very important. See the captions "Voting Securities and Principal Holders Thereof" and "Vote Required for Approval" herein.

     The following constitutes the full text of the proposed amendment:

                            ---------------

                               Article XI

     The Board of Directors shall have the right to change the name of the corporation without shareholder approval to a name that reflects the industry or business in which the corporation's business operations are conducted or to a name that will promote or conform to any principal product, technology or other asset of the corporation that the Board of Directors, in its sole discretion, deems appropriate.

                            ---------------

     We do not have any present name change in mind, but with the present limited business operations of our Company, it is possible that we will change our focus or direction, especially since the "Bikini Team" concept on which we were formed has been abandoned by us; it is believed that such a provision in our Articles of Incorporation will save additional time and expense in the future, in such event. Also, we have been and are presently involved in negotiations that may result in an acquisition, merger or reorganization that would be beneficial to us and our stockholders if completed; however, nearly all entities with whom we have had discussions have objected to entering into any definitive agreement with us unless our name was changed or could be changed immediately.

                  APPROXIMATE DATE OF MAILING IS May 7, 2004

     The cost of preparing, printing and mailing the proxy soliciting materials and the solicitation of proxies by our Company will be borne by us. Solicitation will be made by mail. We will request brokers, custodians, nominees and other like parties to forward copies of proxy soliciting materials to beneficial owners of our $0.001 par value common stock and will reimburse such parties for their related reasonable and customary charges or expenses. The estimated expense of this solicitation is approximately $2,500.

                    OUTSTANDING SHARES, VOTING AND PROXIES

Record Date and Outstanding Shares.
-----------------------------------

     The Board of Directors has fixed April 20, 2004, as the record date for the determination of holders of common stock entitled to notice of and to vote at the Meeting. At the close of business on that date, there were 800,000 shares of our common stock outstanding and entitled to vote. Holders of our common stock will be entitled to one vote per share held and are not entitled to cumulative voting regarding the proposed amendment to our Articles of Incorporation.

Proxies and Revocability of Proxies.
------------------------------------

     The enclosed Proxy is being solicited by the Board of Directors for use at the Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by us prior to or at the Meeting and not properly revoked will be voted at the Meeting or any adjournment thereof in accordance with the instructions given therein.

     Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by
(i) filing with the President of our Company, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the date of the Proxy; (ii) duly executing a subsequent Proxy relating to the same shares and delivering it to the President before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a Proxy). Any written notice revoking a Proxy should be sent to Bikini Team International, Inc., 89 Lone Hollow Cove, Sandy, Utah 84092, Attention: Victoria Jenson, President, or hand delivered to her, at or before the taking of the vote at the Meeting.

Quorum and Voting.
------------------

     The presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the purpose of adopting the proposed amendment to our Articles of Incorporation. Abstentions and broker non-votes will be considered represented at the Meeting for the purpose of determining a quorum.

     The shares represented by each Proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the Proxy will be voted in favor of the proposed amendment to the Articles of Incorporation, and, at the discretion of the persons named in the Proxy, on any other business that may properly come before the Meeting. Our Management knows of no other matter that is anticipated to be presented to the Meeting.

     Under Utah Law, even if a quorum of our common stock is present at the Meeting, to adopt the proposed amendment to our Articles of Incorporation, a vote in person or by proxy of stockholders owning a majority of the shares entitled to vote at the Meeting is required. With present members of management intending to be represented at the Meeting either in person or by proxy, their presence will amount to a quorum for all purposes required under Utah Law to either approve or not approve the proposed amendment to our Articles of Incorporation. They will vote with the majority of votes of the other stockholders, either for or against the proposed amendment.

                     DISSENTERS' RIGHTS OF APPRAISAL

     There are no dissenters' rights applicable to the proposed amendment to our Articles of Incorporation.

             INTEREST OF MANAGEMENT IN MATTERS TO BE ACTED UPON

     No director, executive officer, nominee to become a director, or any associate of any of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in the matters to be submitted to a vote of the stockholders at the Meeting, which is not shared by all other stockholders, pro rata, and in accordance with their respective interests in our Company.

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth the share holdings of management and those persons who own more than five percent of our common stock:


                                              Number of Shares     Percentage
Name and Address                              Beneficially Owned    of Class
----------------                              ------------------    --------

Common Stock
------------
Victoria Jenson                                     580,000           72.5%
89 Lone Hollow Cove
Sandy, Utah 84092
                                                    -------         -------
TOTALS:                                             580,000           72.5%

Preferred Stock
---------------
Victoria Jenson                                      50,000          100.0%
89 Lone Hollow Cove
Sandy, Utah 84092
                                                    -------         -------
TOTALS:                                              50,000          100.0%

     Security Ownership of Management.
     ---------------------------------

     The following table sets forth the share holdings of our Company's directors and executive officers as of the date of this Proxy Statement:

                                             Number of Shares
                                            Beneficially Owned  Percentage of

Name and Address                              as of 2/28/03        of Class
----------------                              -------------        --------

Common Stock
------------
Victoria Jenson                                    580,000              72.5%
8 Emerald Dunes Circle
Henderson, NV  89052

Carla Tryon                                         10,000             0.0125%
535 East 400 South
Price, UT  84501

Shirley Cook                                        10,000             0.0125%
649 East 5th South
Price, UT  84501
                                                  -------             -------
TOTALS:                                           600,000               75.0%

Preferred Stock
---------------
Victoria Jenson                                    50,000              100.0%
89 Lone Hollow Cove
Sandy, Utah 84092
                                                  -------             -------
TOTALS:                                            50,000              100.0%

     Each of these persons has agreed to vote their respective shares with the majority of the votes cast at the Meeting made by the remaining stockholders, for or against the proposed amendment. Since the vote of persons owning a majority of our outstanding voting securities is required to adopt the proposed amendment, the affirmative vote of a majority of the 200,000 shares of our common stock not owned by members of our management will be sufficient to adopt the proposed amendment; and conversely, the negative vote of a majority of the 200,000 shares of our common stock not owned by members of our management with respect to adopting the proposed amendment will be sufficient to defeat its adoption. Accordingly, your Proxy is very important. See the caption "Vote Required for Approval" herein.

                         VOTE REQUIRED FOR APPROVAL

     A majority of our outstanding voting securities constitutes a quorum for the transaction of business at any Meeting. Under Utah Law, if a quorum is present at the Meeting, the plurality of votes cast in favor of a proposal shall be sufficient to adopt, ratify and approve a proposal; however, to effect an amendment to the Articles of Incorporation of our Company, a vote in person or by proxy of stockholders owning a majority of the shares entitled to vote at the Meeting is required under Utah Law. Present members of management and related parties own sufficient voting securities of our Company to fulfill the "quorum" requirements of Utah law. See the caption "Voting Securities and Principal Holders Thereof" herein. With present members of management intending to be represented at the Meeting either in person or by proxy, their presence will amount to a quorum for all purposes required under Utah Law to either approve or not approve the proposed amendment to our Articles of Incorporation. They will vote with the majority of votes of the other stockholders, either for or against the proposed amendment.

                                OTHER MATTERS

     The Board of Directors is not aware of any business other than the proposed amendment to our Articles of Incorporation that will be presented for consideration at the Meeting. If other matters properly come before the Meeting, it is the intention of the person or persons named in the enclosed Proxy to vote thereon in accordance with her best judgment.


                                   By Order of the Board of Directors



May 7, 2004                        Victoria Jenson
Sandy, Utah                        Director and President

                           APPENDIX "A"


                              PROXY
            FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
                  BIKINI TEAM INTERNATIONAL, INC.
                     TO BE HELD May 17, 2004

     By completing and returning this Proxy to Bikini Team International, Inc. (the "Company"), you will be designating Victoria Jenson, the President of the Company, to vote all of your shares of the Company's Common Stock as indicated below, or you may insert the name of any other person here:

-----------------------------------------------------------------------------

     Please complete this Proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and return to the Company in the enclosed self-addressed, envelope.

     Management will vote all shares owned by its members in favor or against the proposed amendment to the Articles of Incorporation by voting their shares with the majority of the votes cast in favor or against the proposed amendment by all other stockholders.

     Matters of business are as follows:

TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION AS FOLLOWS:
                              Article XI

     The Board of Directors shall have the right to change the name of the corporation without shareholder approval to a name that reflects the industry or business in which the corporation's business operations are conducted or to a name that will promote or conform to any principal product, technology or other asset of the corporation that the Board of Directors, in its sole discretion, deems appropriate.

                  YES       NO        ABSTAIN

                  ____      ____      ____


     The undersigned hereby acknowledges receipt of the Company's Definitive Proxy Statement dated May 7, 2004, and expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of common stock represented in this Proxy. Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.


Dated:  ____________, 2004              _________________________________
                                        Name of stockholder (Please print
                                        legibly)

Number of shares:  ____________         _________________________________
                                        Signature

     This Proxy is being solicited by, and the above-referenced vote for the proposed amendment to the Articles of Incorporation, are being proposed by, the Board of Directors of the Company. The adoption of the proposed amendment to be voted upon is not related to or conditioned on the approval of any other matter. You may revoke this Proxy at any time prior to the vote thereon.

     As of April 20, 2004, which is the record date for determining the stockholders who are entitled to notice of and to vote at the Meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the Meeting. If no direction is indicated on a Proxy that is executed and returned to the Company, it will be voted "FOR" the approval of the Amended Articles of Incorporation set forth above. Unless indicated below, by completing and returning this Proxy, the stockholder grants to Ms. Jenson the discretion to vote in accordance with her best judgment on any other matters that may be presented at the Meeting.

          ____ Withhold discretion to vote on any other matter presented at the Meeting. Yes___ No___



                            APPENDIX B


                  BIKINI TEAM INTERNATIONAL, INC.

             NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                    TO BE HELD May 17, 2004

TO ALL STOCKHOLDERS:
     NOTICE is hereby given that a special meeting of the stockholders of Bikini Team International, Inc., a Utah corporation (the "Company"), will be held at 2825 East Cottonwood Parkway, Suite 500, on May 17, 2004, at 11:00 o'clock a.m., Local Time (hereinafter, the "Meeting").

     The Meeting will be held for the following purposes

     1. To amend the Company's Articles of Incorporation to allow the Board of Directors to change the name of the Company without stockholder approval; and

     2. To transact any other business that may properly come before the Meeting.

     As of the date of this Notice, the Board of Directors of our Company is not aware of any other business to come before the Meeting.

     Only stockholders of record at the close of business on April 20, 2004, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     Please complete, sign and date the enclosed Proxy and return it promptly in the enclosed envelope. If you attend the Meeting, you may revoke the Proxy and vote personally on all matters brought before the Meeting.

     The executive officers and directors of the Company collectively own 600,000 shares or 75% of the presently outstanding common voting securities of our Company. Management will vote all shares owned by its members in favor or against the proposed amendment to the Articles of Incorporation by voting their shares with the majority of the votes cast in favor or against the proposed amendment by all other stockholders.



                                   By Order of the Board of Directors


                                   Victoria Jenson
                                   President and Director

May 7, 2004
Sandy, Utah